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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): September 9, 2002




                            BJ's Wholesale Club, Inc.

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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-13143               04-3360747
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(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)          Identification No.)



One Mercer Road, Natick, Massachusetts                          01760
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:  (508) 651-7400




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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

          On September 9, 2002, BJ's Wholesale Club, Inc. (the "Company") issued a press release regarding a change in the Company's chief executive officer. See the press release attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)    Exhibits

Exhibit No.         Description
-----------         -----------
99                  Press Release dated September 9, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BJ's WHOLESALE CLUB, INC.



Date:  September 9, 2002                By: /s/ Frank D. Forward
                                            -----------------------------------
                                            Frank D. Forward
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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99                  Press Release dated September 9, 2002